SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2011

FIRSTCITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	033-19694	76-0243729
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6400 Imperial Drive
Waco, Texas 76712

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (254) 761-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

Bank of Scotland Credit Facility Refinancing

On December 20, 2011, FirstCity Commercial Corporation (“FC Commercial”), as borrower, and FLBG Corporation (“FLBG Corp.”), as guarantor, both of which are subsidiaries of FirstCity Financial Corporation (“FirstCity”), and Bank of Scotland plc (“Bank of Scotland”), acting through its New York Branch as agent, collateral agent and lender, entered into an Amended and Restated Reducing Note Facility Agreement (the “Amended & Restated BoS Agreement”) that amended and restated the Reducing Note Facility Agreement that these parties had executed previously on June 25, 2010 (the “Reducing Note Facility”), along with FH Partners LLC (“FH Partners”), as borrower, a FirstCity subsidiary, and BOS (USA) Inc. (“BOS-USA”), as lender.

The Reducing Note Facility had an unpaid principal balance of approximately $173.9 million on December 20, 2011. FC Commercial’s obligation under the Amended & Restated BoS Agreement (defined as “BoS Facility A” and described below), was reduced by the assumption of $25.0 million of debt (defined as “BoS Facility B” and described below) by FLBG2 Holdings LLC (“FLBG2”), a newly-formed subsidiary of FirstCity, combined with a $50.0 million reduction from proceeds obtained under a new credit facility between FH Partners, as borrower, and Bank of America, N.A. (“Bank of America”), as lender (defined as “BoA Loan” and described below), and $3.4 million of reductions at closing primarily from cash payments made by other FirstCity subsidiaries.

BoS Facility A

The primary terms and conditions of FC Commercial’s $103.5 million loan facility with Bank of Scotland (as lender) under BoS Facility A, which includes the $95.5 million debt obligation, are as follows:

•                  Release of assets of FH Partners (the “FH Partners Assets”) which secured the Reducing Note Facility to allow FH Partners to pledge the FH Partners Assets as collateral for the BoA Loan (Bank of Scotland was granted a subordinated security interest in these assets);

•                  Repayment will be made over time as cash flows are realized from the pledged assets (primarily loans, real estate and equity investments) other than the FH Partners Assets;

•                  Additional repayment will be made from residual cash flows from the FH Partners Assets from excess cash flow released to FH Partners under the loan facility for the BoA Loan (“FH Partners Excess Cash Flow”) and after the payment of the BoA Loan;

•                  Fixed annual interest rate equal to 0.25%;

•                  Maturity date of December 31, 2014;

•                  Unlimited guaranty provided by FirstCity for the repayment of the indebtedness under BoS Facility A;

•                  No advances will be made under this loan facility, except for draws on an outstanding letter of credit in the amount of $8.0 million;

•                  FirstCity will receive a management fee after payment to Bank of Scotland of interest and fees, certain expenses and other items, which is equal to 10% of the monthly collections from the underlying pledged assets other than the FH Partners Assets, and 5% of the of the monthly collections from the FH Partners Assets as FH Partners Excess Cash Flow is paid to Bank of Scotland (i.e. cash “leak-through”), which fees are not required to be applied to the debt owed to Bank of Scotland; the 5% management fee related to the FH Partners Assets is in addition to a 5% servicing fee paid under the loan facility for the BoA Loan and is deferred on a cumulative basis until the FH Partners Excess Cash Flow is paid to Bank of Scotland;

•                  After payment of the BoA Loan, FirstCity will receive a management fee equal to 10% of any monthly collections from the FH Partners Assets, after payment to Bank of Scotland of interest and fees, certain expenses and other items;

•                  FirstCity may designate a portion of the aggregated outstanding balance under this loan facility to be denominated in Euros up to a maximum amount equivalent to $27.5 million (USD);

•                  FirstCity must maintain a minimum tangible net worth (as defined in the Amended & Restated BoS Agreement) of $90.0 million;

•                  Release of FC Commercial, FH Partners, FLBG Corp, FirstCity, and certain FirstCity subsidiaries obligated under the Reducing Note Facility from liability for payment to Bank of Scotland or BoS-USA for the $25.0 million loan principal amount assumed by FLBG2 (under BoS Facility B with BoS-USA); and

•                  Guaranty provided by FLBG Corp. and a substantial majority of its subsidiaries, which are the entities that were primarily subject to the obligations of the Reducing Note Facility (the “Covered Entities”). This loan facility is secured by substantially all of the assets of the Covered Entities. FH Partners provides a subordinated guaranty of the BoS Facility A (subordinated to the BoA Loan) and a subordinated security interest in the FH Partners Assets.  FirstCity Servicing Corporation (“FC Servicing”), a FirstCity subsidiary which is not a subsidiary of FLBG Corp., does not guarantee the BoS Facility A, but does provides a non-recourse security interest in certain equity interests owned by it and in most of the servicing fees from agreements entered into prior to the execution of the Reducing Note Facility.

In addition to the foregoing, BoS Facility A contains representations and warranties of FC Commercial and FLBG Corp. that are typical for a loan facility of this type. The representations and warranties made by FirstCity in BoS Facility A are qualified by reference to certain exceptions and matters contained in schedules delivered to Bank of Scotland. Accordingly, the representations and warranties contained in BoS Facility A and its related agreements should not be relied upon by third parties who have not reviewed the disclosure schedules and the documentation surrounding the transaction as a whole.

BoS Facility A contains covenants on the part of FirstCity, FC Commercial and FLBG Corp. that are typical for a loan facility of this type.

BoS Facility A contains customary events of default, including, failure to make required payments, failure to comply with certain agreements or covenants, failure to pay, or default under, certain other indebtedness, certain events of bankruptcy and insolvency, and failure to pay certain judgments. In the event that an event of default occurs and is continuing, Bank of Scotland may accelerate the indebtedness under this loan facility.

The foregoing descriptions of the BoS Facility A and FirstCity’s related guaranty under this loan facility are qualified in their entirety by reference to the full text of such agreements attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by this reference.

BoS Facility B

The primary terms and conditions of FLBG2’s $25.0 million debt obligation with BoS-USA (as lender) under BoS Facility B are as follows:

•                  Source of repayment will be derived solely from future cash flows, if any, from the assets of FLBG2 (loans with nominal value — see discussion below);

•                  No interest accrues or is payable until after maturity;

•                  Maturity date of December 31, 2014 (see discussion below); and

•                  FirstCity will receive a management fee equal to 10% of the monthly collections on the assets of FLBG2 (i.e. cash “leak-through”), if any, after payment to BoS-USA of any fees.

The assets of FLBG2 consist of loan transferred to it by the Covered Entities for nominal consideration. FirstCity has not received any significant cash flows from the assets of FLBG2 and has not allocated any value to such assets for the past two years. FLBG2 has no assets other than the loans pledged to this loan facility, and has no intent to actively pursue collection of these assets. FLBG2 has no alternative sources of income or liquidity.

FirstCity and its other subsidiaries are not obligated to provide any additional funds or capital to FLBG2, do not guaranty the repayment of BoS Facility B, and do not intend to contribute any funds to FLBG2 or pay any amounts owed by FLBG2 under BoS Facility B (before or after its maturity).

At maturity of the BoS Facility B, there will likely be a default by FLBG2 as no collections are projected by FirstCity to be received from the assets of FLBG2. The sole recourse of Bank of Scotland on any such default will be to foreclose on the assets of FLBG2. Any default will not have a material adverse effect on FirstCity, as this loan will not be carried at any significant value on the financial statements of FLBG2 or FirstCity.

In addition to the foregoing, BoS Facility B contains limited representations and warranties in light of the nature of the assets of FLBG2 and its lack of liquidity. The provisions of the BoS Facility B recognize the nature of the assets and acknowledge that FLBG2 has limited assets and liquidity, and that FirstCity and its other affiliates and subsidiaries are not liable for debt under the BoS Facility B and are not obligated to make contributions to FLBG2.

BoS Facility B contains limited covenants on the part of FLGB2 in light of the nature of the assets of FLBG2 and the lack of liquidity or sources of funds for FLBG2.

BoS Facility B contains customary events of default, including, failure to make required payments, failure to comply with certain agreements or covenants, failure to pay, or default under, certain other indebtedness, certain events of bankruptcy and insolvency, and failure to pay certain judgments. In the event that an event of default occurs and is continuing, Bank of Scotland may accelerate the indebtedness under this loan facility.

The foregoing description of the BoS Facility B is qualified in its entirety by reference to the full text of such agreement attached hereto as Exhibit 10.3 and is incorporated herein by this reference.

Nature of Material Relationship with Bank of Scotland and BoS-USA

FirstCity has had a significant relationship with Bank of Scotland, BoS-USA and certain of their affiliates since 1997. Since such time, Bank of Scotland, BoS-USA and certain of their affiliates have provided credit facilities to FirstCity and its wholly-owned subsidiaries. Bank of Scotland and BoS-USA provided FirstCity and its subsidiaries financing under the $268.6 million Reducing Note Facility prior to the entry into the loan facilities described above.

Bank of America Credit Facility Financing

On December 20, 2011, FH Partners, as borrower, and Bank of America, as lender, entered into a $50.0 million term loan facility (“BoA Loan”) that allows for repayment over time as cash flows from the underlying assets securing this loan facility are realized. FirstCity used the proceeds from this loan facility to reduce the principal balance outstanding under the Reducing Note Facility which was amended and restated by the Amended & Restated BoS Agreement (as described above). The primary terms and conditions under the BoA Loan are as follows:

•                  Minimum principal payments through maturity so that the total principal balance outstanding does not exceed the following amounts on the dates indicated: $45.0 million at June 30, 2012; $30.0 million at December 31, 2012; $25.0 million at June 30, 2013; $20.0 million at December 31, 2013; $15.0 million at June 30, 2014; and $10.0 million at December 31, 2014 (initial maturity);

•                  Initial maturity date of December 31, 2014, which may be extended one year (subject to certain terms and conditions);

•                  Variable annual interest rate based on LIBOR daily floating rate plus 2.75%;

•                  FirstCity will receive a servicing fee equal to 5% of the monthly collections (i.e. cash “leak-through”) from the pledged assets after payment to Bank of America of interest, fees and required principal payment reductions;

•                  Minimum debt service coverage ratio (defined) of 1.4 to 1.0 (beginning with the quarterly period ended March 31, 2012); and

•                  FC Servicing must maintain a minimum net worth of $1.0 million.

In addition to the foregoing, the BoA Loan contains representations and warranties of FH Partners that are typical for a loan facility of this type. The representations and warranties made by FH Partners in connection with the BoA Loan are qualified by reference to certain exceptions and matters contained in schedules delivered to Bank of America. Accordingly, the representations and warranties contained in the BoA Loan and its related agreements should not be relied upon by third parties who have not reviewed the disclosure schedules and the documentation surrounding the transaction as a whole.

The BoA Loan contains covenants on the part of FH Partners that are typical for a loan facility of this type.

The BoA Loan contains customary events of default, including, failure to make required payments, failure to comply with certain agreements or covenants, failure to pay, or default under, certain other indebtedness, certain events of bankruptcy and insolvency, and failure to pay certain judgments. In the event that an event of default occurs and is continuing, Bank of America may accelerate the indebtedness under this loan facility.

The foregoing description of the BoA Loan is qualified in its entirety by reference to the full text of such agreement attached hereto as Exhibit 10.4 and is incorporated herein by this reference.

Section 2 — Financial Information

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Bank of Scotland Credit Facility Refinancing and Bank of America Credit Facility Financing

The obligations of FC Commercial and FH Partners LLC, as borrowers, and FirstCity, FLBG Corp. and certain of its subsidiaries, as guarantors, under BoS Facility A[, BoS Facility B], BoA Loan and related loan documents, constitute direct financial obligations that are material to FirstCity. As to such direct financial obligations, the information included in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits

(d)                             Exhibits:

10.1         Amended and Restated Reducing Note Facility Agreement, dated as of December 19, 2011, among FirstCity Commercial Corporation, as borrower, FLBG Corporation, as guarantor, and Bank of Scotland plc, as lender, agent and collateral agent

10.2         Amended and Restated Guaranty Agreement, dated as of December 19, 2011, by FirstCity Financial Corporation, for the benefit Bank of Scotland plc, as lender and party to the Amended and Restated Reducing Note Facility Agreement dated December 19, 2011

10.3         Reducing Note Facility Agreement, dated as of December 19, 2011, among FLBG2 Holdings LLC, as borrower, BOS (USA) Inc., as lender, and Bank of Scotland plc, as agent and collateral agent

10.4         Term Loan Agreement, dated as of December 19, 2011, among FH Partners LLC, as borrower, and Bank of America, N.A., as agent and lender

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTCITY FINANCIAL CORPORATION

Date: December 23, 2011	By:	/s/ J. Bryan Baker
J. Bryan Baker
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amended and Restated Reducing Note Facility Agreement, dated as of December 19, 2011, among FirstCity Commercial Corporation, as borrower, FLBG Corporation, as guarantor, and Bank of Scotland plc, as lender, agent and collateral agent

10.2

Amended and Restated Guaranty Agreement, dated as of December 19, 2011, by FirstCity Financial Corporation, for the benefit Bank of Scotland plc, as lender and party to the Amended and Restated Reducing Note Facility Agreement dated December 19, 2011

10.3	Reducing Note Facility Agreement, dated as of December 19, 2011, among FLBG2 Holdings LLC, as borrower, BOS (USA) Inc., as lender, and Bank of Scotland plc, as agent and collateral agent

10.4	Term Loan Agreement, dated as of December 19, 2011, among FH Partners LLC, as borrower, and Bank of America, N.A., as agent and lender